Exhibit 10.1

FIRST AMENDMENT

FIRST AMENDMENT, dated as of March 13, 2020 (this “Amendment”), to the Sixth Amended and Restated Credit Agreement, dated as of February 7, 2019 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CONMED Corporation, a New York corporation (the “Parent Borrower”), the Foreign Subsidiary Borrowers (as defined therein) from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

WHEREAS, the Parent Borrower has further requested that the Credit Agreement be amended as set forth herein; and

WHEREAS, Lenders constituting the Required Lenders are willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.    Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.
SECTION 2.    Amendments.
(a)    Amendment to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definition in proper alphabetical order:
“Successor Borrower”: as defined in Section 7.4(a)(iv).

(b)    Amendment to Section 7.4 (Limitation on Fundamental Changes). Section 7.4 of the Credit Agreement is hereby amended by:
(i)     deleting the word “and” at the end of clause (a)(ii) thereof and substituting in lieu thereof a “;”; and
(ii)     inserting immediately after the “;” at the end of clause (a)(iii) the following text:

“and (iv) the Parent Borrower may be merged or consolidated with or into any Subsidiary provided that if the Parent Borrower shall not be the continuing or surviving Person (any such continuing or surviving Person, the “Successor Borrower”), (w) the Successor Borrower shall be an entity organized or existing under the laws of the United States or any state or other political subdivision thereof, (x) the Successor Borrower shall expressly assume all the obligations of the Parent Borrower under this Agreement and the other Loan Documents to which the Parent Borrower is a party pursuant to a supplement hereto or thereto in form and substance reasonably satisfactory to the Administrative Agent, (y) each Loan Party other than the Parent Borrower, unless it is the other party to such merger or consolidation, shall have reaffirmed, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, that its guarantee of, and grant of any Liens as security for, the Obligations shall apply to the Successor Borrower’s obligations under this Agreement and (z) the

Parent Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer and an opinion of counsel, each stating that such merger or consolidation complies with this Agreement; provided, further, that (1) no Event of Default exists after giving effect to such merger or consolidation, and (2) if the foregoing requirements are satisfied, the Successor Borrower will succeed to, and be substituted for, the Parent Borrower under this Agreement and the other Loan Documents and shall become the “Parent Borrower” for all purposes of the Loan Documents; provided, further, that the Parent Borrower agrees to provide, within three Business Days of any request therefor, (A) any documentation and other information about such Successor Borrower as shall have been reasonably requested in writing by any Lender through the Administrative Agent that such Lender shall have reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and (B) to any Lender that requests the same in writing through the Administrative Agent, a Beneficial Ownership Certification in relation to the Successor Borrower.”

(c)    Amendment to Section 10 (Miscellaneous). Section 10 of the Credit Agreement is hereby amended by inserting the following as Section 10.23 thereof:
“Section 10.23 Acknowledgement Regarding Any Supported QFCs.
To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States).

(a)          In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)          As used in this Section 10.23, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:  (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning given to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D).”

SECTION 3.    Conditions to Effectiveness of Amendment. The amendments set forth in this Amendment shall become effective on the date (the “First Amendment Effective Date”) on which the following conditions precedent have been satisfied:
(a)    The Administrative Agent shall have received this Amendment executed and delivered by the Administrative Agent, the Parent Borrower, each Foreign Subsidiary Borrower party to the Credit Agreement on the First Amendment Effective Date and Lenders constituting the Required Lenders.
(b)    The Administrative Agent shall have received, on or before the First Amendment Effective Date (to the extent invoiced at least two Business Days prior to the First Amendment Effective Date), all reasonable and documented expenses required to be paid on or before the First Amendment Effective Date (including the reasonable and documented fees and expenses of one legal counsel).
SECTION 4.    Representations and Warranties. Each Borrower hereby represents and warrants that (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are, after giving effect to this Amendment, true and correct in all material respects (or in all respects if qualified by materiality) on and as of the First Amendment Effective Date as if made on and as of the First Amendment Effective Date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects (or in all respects if qualified by materiality) as of such earlier date and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
SECTION 5.    Effects on Credit Documents. ( Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Parent Borrower or any Foreign Subsidiary Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(b)    On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 6.    Expenses. The Parent Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of one counsel for the Administrative Agent.
SECTION 7.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 8.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Parent Borrower and the Administrative Agent.
SECTION 9.    Headings. The Section headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CONMED CORPORATION,
as the Parent Borrower
By: /s/ Daniel S. Jonas
Name: Daniel S. Jonas, Esq.
Title: EVP Legal Affairs, General Counsel & Secretary
LINVATEC NEDERLAND B.V.,
as a Foreign Subsidiary Borrower
By: /s/ Daniel S. Jonas
Name: Daniel S. Jonas, Esq.
Title: Director

[Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender
By: /s/ Judith L. Marsh
Name: Judith L. Marsh
Title: Authorized Officer

[Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.
as a Lender
By: /s/ Christopher J. Terrell
Name: Christopher J. Terrell
Title: Vice President

[Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement]

WELLS FARGO BANK, N.A.
as a Lender
By: /s/ Jonathan Antonio
Name: Jonathan Antonio
Title: Director

[Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement]

BARCLAYS BANK PLC,
as a Lender
By: /s/ Robert Walsh
Name: Robert Walsh
Title: Assistant Vice President

[Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement]

DNB CAPITAL LLC,
as a Lender
By: /s/ Terje Straume
Name: Terje Straume
Title: SVP
By: /s/ Kristie Li
Name: Kristie Li
Title: Senior Vice President

[Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement]

MUFG BANK, LTD.,
as a Lender
By: /s/ Yao Wong
Name: Yao Wong
Title: Vice President

[Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement]

TRUIST BANK AS SUCCESSOR BY MERGER TO SUNTRUST BANK,
as a Lender
By: /s/ Steve Curran
Name: Steve Curran
Title: Director

[Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement]

CITIZENS BANK, N.A.
as a Lender
By: /s/ Mark Guyeski
Name: Mark Guyeski
Title: Vice President

[Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement]

HSBC BANK USA, N.A.
as a Lender
By: /s/ Andrew Rice
Name: Andrew Rice
Title: Vice President

[Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement]

HANCOCK WHITNEY BANK
as a Lender
By: /s/ Joshua N. Livingston
Name: Joshua N. Livingston
Title: Duly Authorized Signatory

[Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement]

TD BANK, N.A.,
as a Lender
By: /s/ Alan Garson
Name: Alan Garson
Title: Senior Vice President

[Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement]

MANUFACTURERS AND TRADERS TRUST COMPANY
as a Lender
By: /s/ Peter T. Baildon
Name: Peter T. Baildon
Title: Vice President

[Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement]

REGIONS BANK
as a Lender
By: /s/ Jay Gorman
Name: Jay Gorman
Title: Vice President

[Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement]